[The American Funds Logo]

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                                The Growth Fund
                                   of America
                                   Prospectus

                                NOVEMBER 1, 1997

THE GROWTH FUND OF AMERICA

One Market
Steuart Tower, Suite 1800
San Francisco, CA 94105

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TABLE OF CONTENTS

Expenses                         3
 .................................................................
Financial Highlights             4
 .................................................................
Investment Policies and Risks    5
 .................................................................
Securities and Investment
Techniques                       5
 .................................................................
Multiple Portfolio Counselor
System                           8
Investment Results              10
 .................................................................
Dividends, Distributions and
Taxes                           11
 .................................................................
Fund Organization and
Management                      12
 .................................................................
Shareholder Services            15

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The fund's investment objective is growth of capital. The realization of current income will not be a consideration. The fund strives to accomplish this objective by investing primarily in common stocks.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


05-010-1197

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EXPENSES

The effect of the expenses described below is reflected in the fund's share price and return.


You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Fund operating expenses are paid out of the fund's assets and are factored into its share price.


SHAREHOLDER TRANSACTION EXPENSES


Maximum sales charge on purchases
(as a percentage of offering price)                          5.75%
 ................................................................................


SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

FUND OPERATING EXPENSES
(as a percentage of average net assets)
--------------------------------------------------------------------------------


Management fees                                            0.36%
 ................................................................................
12b-1 expenses                                             0.24%(1)
 ................................................................................
Other expenses                                             0.12%
 ................................................................................
Total fund operating expenses                              0.72%


(1) 12b-1 expenses may not exceed 0.25% of the fund's average net assets annually.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
--------------------------------------------------------------------------------


One year                                                     $  64
 ................................................................................
Three years                                                  $  79
 ................................................................................
Five years                                                   $  95
 ................................................................................
Ten years                                                    $ 142


THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.


                                    THE GROWTH FUND OF AMERICA / PROSPECTUS    3

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FINANCIAL HIGHLIGHTS

The following information has been audited by Deloitte & Touche LLP, independent auditors. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

SELECTED PER-SHARE DATA*


                                                       YEARS ENDED AUGUST 31
                                                    ...........................
                      1997     1996     1995     1994     1993     1992     1991     1990     1989      1988
                     ---------------------------------------------------------------------------------------
Net asset value,
beginning of year     $15.39   $16.55   $13.81   $13.58   $11.02   $11.21    $9.22   $11.53    $8.71    $10.61
--------------------------------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment
income                   .13      .13      .13      .07      .07      .12      .21      .28      .27       .14
 ...............................................................................................................
Net realized and
unrealized gain
(loss) on
investments             5.59     (.01)    3.21      .71     2.63      .40     2.43    (1.29)    3.00     (1.34)
 ...............................................................................................................
Total income (loss)
from investment
operations              5.72      .12     3.34      .78     2.70      .52     2.64    (1.01)    3.27     (1.20)
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from
net investment
income                  (.11)    (.14)    (.08)    (.06)    (.09)    (.17)    (.24)    (.31)    (.15)     (.15)
 ...............................................................................................................
Distributions from
net realized gains      (.86)   (1.14)    (.52)    (.49)    (.05)    (.54)    (.41)    (.99)    (.30)     (.55)
 ...............................................................................................................
Total distributions     (.97)   (1.28)    (.60)    (.55)    (.14)    (.71)    (.65)   (1.30)    (.45)     (.70)
 ...............................................................................................................
Net asset value, end
of year               $20.14   $15.39   $16.55   $13.81   $13.58   $11.02   $11.21    $9.22   $11.53     $8.71
--------------------------------------------------------------------------------------------------------------
Total return(1)       38.54%     .90%   25.56%    5.98%   24.64%    4.91%   30.55%   (9.76%)  39.35%   (10.73%)
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA:
Net assets,
end of year
(in millions)        $11,646  $ 8,511  $ 7,525  $ 5,427  $ 5,018  $ 3,700  $ 2,903  $ 1,912  $ 1,686  $  1,038
 ...............................................................................................................
Ratio of expenses to
average net assets      .72%     .74%     .75%     .78%     .77%     .79%     .83%     .79%     .78%      .71%
 ...............................................................................................................
Ratio of net income
to average net
assets                  .73%     .82%     .90%     .49%     .56%    1.11%    2.13%    2.67%    2.82%     1.56%
 ...............................................................................................................
Average commissions
paid per share(2)      5.01c    5.62c    5.94c    6.05c    6.82c    6.94c    7.23c    7.13c    7.00c     6.64c
 ...............................................................................................................
Portfolio turnover
rate                  34.10%   27.95%   26.90%   24.77%   25.23%   10.64%   18.92%   17.69%   30.28%    18.33%
--------------------------------------------------------------------------------------------------------------


* All per share data reflect the 100% stock dividend effected on December 13, 1996.
(1) Excludes maximum sales charge of 5.75%.

(2) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded.



  4   THE GROWTH FUND OF AMERICA / PROSPECTUS

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INVESTMENT POLICIES AND RISKS
The fund aims to provide you with growth of capital.

The fund's investment objective is growth of capital. The realization of current income will not be a consideration. The fund seeks to achieve its objective by investing in a diversified portfolio consisting primarily of common stocks. However, assets may also be held in securities convertible into common stocks, cash or cash equivalents, straight debt securities (including U.S. Government securities), or nonconvertible preferred stocks. The fund will maintain at least 65% of the value of its assets in growth-type securities under normal market conditions.


The fund will attempt to take prompt advantage of market conditions and as a result may at times have a high rate of portfolio turnover relative to many other mutual funds. The fund may dispose of any security at any time, and it is the fund's intention to take either short- or long-term profits or losses consistent with its objective and sound investment practice, and when such action would not impair the fund's tax status. Limits on the fund's investment policies are determined at the time of purchase and are based on the fund's net assets, unless otherwise stated. The fund's fundamental investment restrictions (described in the statement of additional information) and objective may not be changed without shareholder approval. MORE INFORMATION ON THE FUND'S INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT OF ADDITIONAL INFORMATION.



THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE DUE TO MARKET CONDITIONS AND OTHER FACTORS. IN ADDITION, THE FUND MAY EXPERIENCE DIFFICULTY LIQUIDATING CERTAIN PORTFOLIO SECURITIES DURING SIGNIFICANT MARKET DECLINES OR PERIODS OF HEAVY REDEMPTIONS.


--------------------------------------------------------------------------------
SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES


Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss, particularly in the case of smaller capitalization stocks.



                                    THE GROWTH FUND OF AMERICA / PROSPECTUS    5

DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.


The fund may invest up to 10% of its assets in debt securities rated Ba and BB or below by Moody's Investors Service, Inc. or Standard & Poor's Corporation or in unrated securities that are determined to be of equivalent quality. These securities are commonly known as "high-yield, high-risk" or "junk" bonds and may have characteristics similar to the equity securities eligible for purchase by the fund. High-yield, high-risk bonds are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. The fund's high-yield, high-risk securities may be rated as low as C by Moody's or D by S&P which are described by the rating agencies as "having extremely poor prospects of ever attaining any real investment standing" or "in default and payment of interest and/or repayment of principal is in arrears." See the statement of additional information for a complete description of the bond ratings.


Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.


During the previous fiscal year, the fund did not hold any fixed-income securities with maturities greater than one year or convertible instruments. Money market instruments and cash made up an average of 15.52% of the fund's portfolio.


OTHER SECURITIES

The fund may also invest in securities that have a combination of equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are


  6   THE GROWTH FUND OF AMERICA / PROSPECTUS
often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

Bonds, preferred stocks, and other securities may sometimes be converted into shares of common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.

PRIVATE PLACEMENTS

Normally, securities acquired in private placements are subject to contractual restrictions on resale. Any such securities will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of securities that are illiquid.

INVESTING IN VARIOUS COUNTRIES


The fund may invest up to 10% of its assets in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index. Investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things: fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.



Additional costs could be incurred in connection with the fund's investment activities outside the U.S. The fund may purchase and sell currencies to facilitate transactions in securities denominated in currencies other than the U.S. dollar. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.



                                    THE GROWTH FUND OF AMERICA / PROSPECTUS    7

--------------------------------------------------------------------------------
MULTIPLE PORTFOLIO COUNSELOR SYSTEM


The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for the fund are listed on the following page.



  8   THE GROWTH FUND OF AMERICA / PROSPECTUS

                                                                           YEARS OF EXPERIENCE AS
                                                                           INVESTMENT PROFESSIONAL
                                                                                (APPROXIMATE)
                                                                           ........................
                                                YEARS OF EXPERIENCE
                                               AS PORTFOLIO COUNSELOR    WITH CAPITAL
    PORTFOLIO                                      (AND RESEARCH         RESEARCH AND
    COUNSELORS                                     PROFESSIONAL,          MANAGEMENT
  FOR THE GROWTH                               IF APPLICABLE) FOR THE     COMPANY OR
       FUND                                    GROWTH FUND OF AMERICA        ITS
    OF AMERICA          PRIMARY TITLE(S)           (APPROXIMATE)          AFFILIATES     TOTAL YEARS
 ---------------------------------------------------------------------------------------------------
 GORDON CRAWFORD     Senior Vice President     6 years (in addition      26 years        26 years
                     and Director, Capital     to 16 years as a
                     Research and              research professional
                     Management Company        prior to becoming a
                                               portfolio counselor
                                               for the fund)
 ---------------------------------------------------------------------------------------------------
 JAMES E. DRASDO     Senior Vice President     12 years (in addition     20 years        26 years
                     of the fund. Senior       to 9 years as a
                     Vice President and        research professional
                     Director, Capital         prior to becoming a
                     Research and              portfolio counselor
                     Management Company        for the fund)
 ---------------------------------------------------------------------------------------------------
 WILLIAM C.          Senior Partner, The       24 years**                38 years        44 years
 NEWTON              Capital Group Partners
                     L.P.*
 ---------------------------------------------------------------------------------------------------
 DONALD D. O'NEAL    Vice President of the     4 years (in addition      12 years        12 years
                     fund. Vice President,     to 6 years as a
                     Capital Research and      research professional
                     Management Company        prior to becoming a
                                               portfolio counselor
                                               for the fund)
 ---------------------------------------------------------------------------------------------------
 JAMES F.            President of the fund.    9 years (in addition      27 years        27 years
 ROTHENBERG          President and             to 3 years as a
                     Director, Capital         research professional
                     Research and              prior to becoming a
                     Management Company        portfolio counselor
                                               for the fund)
 ---------------------------------------------------------------------------------------------------
 R. MICHAEL          Chairman, Capital         12 years                  33 years        33 years
 SHANAHAN            Research and
                     Management Company
 ---------------------------------------------------------------------------------------------------
  * Company affiliated with Capital Research and Management Company.
 ** Since Capital Research and Management Company took over management of the fund in 1973.



                                    THE GROWTH FUND OF AMERICA / PROSPECTUS    9

--------------------------------------------------------------------------------
INVESTMENT RESULTS

The fund may compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield and/or distribution rate basis. Results calculated without a sales charge will be higher.


X TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.


X YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.


X DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by dividing the dividends paid over the last 12 months by the sum of the month-end price and the capital gain distributions paid over the last 12 months.

                               INVESTMENT RESULTS
                     (FOR PERIODS ENDED SEPTEMBER 30, 1997)


                                   THE FUND         THE FUND
                                    AT NET         AT MAXIMUM
         AVERAGE ANNUAL             ASSET             SALES           S&P
         TOTAL RETURNS:            VALUE(1)        CHARGE(1,2)       500(3)       CPI(4)
----------------------------------------------------------------------------------------
One year                            38.22%            30.25%          40.40%        2.51%
 .........................................................................................
Five years                          19.21%            17.81%          20.73%        2.67%
 .........................................................................................
Ten years                           14.31%            13.63%          14.72%        3.43%
 .........................................................................................
Lifetime(5)                         17.91%            16.89%          14.47%        5.41%
-----------------------------------------------------------------------------------------


(1) These fund results were calculated according to a standard formula that is required for all stock and bond funds.

(2) The maximum sales charge has been deducted.


(3) The Standard & Poor's 500 Index represents stocks. This index in unmanaged and does not reflect sales charges, commissions or expenses.


(4) Consumer Price Index is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.


(5) For the period beginning December 1, 1973 (when Capital Research and Management Company became the fund's investment adviser).



  10   THE GROWTH FUND OF AMERICA / PROSPECTUS

Here are the fund's annual total returns calculated without a sales charge. This information is being supplied on a calendar year basis.

[Bar Chart]
1986   16.16%
1987    7.32%
1988   18.46%
1989   30.06%
1990   -4.12%
1991   35.79%
1992    7.40%
1993   14.50%
1994     .02%
1995   29.80%
1996   14.84%
[End bar chart]
Past results are not an indication of future results.

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Dividends are usually paid in December. Capital gains, if any, are also usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.


If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, the shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


FEDERAL TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.


                                   THE GROWTH FUND OF AMERICA / PROSPECTUS    11

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement additional information and your tax adviser for further information.

--------------------------------------------------------------------------------
FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1958 and reorganized as a Maryland corporation in 1983. All fund operations are supervised by the fund's board of directors who meet periodically and perform duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


  12   THE GROWTH FUND OF AMERICA / PROSPECTUS

THE INVESTMENT ADVISER


Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company may not exceed 0.50% of the fund's average net assets annually and declines at certain asset levels. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."


Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

PLAN OF DISTRIBUTION


The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."


PORTFOLIO TRANSACTIONS


Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.


                                   THE GROWTH FUND OF AMERICA / PROSPECTUS    13

Subject to the above policy, when two or more brokers (either directly or through their correspondent clearing agents) are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                    CALL TOLL-FREE FROM ANYWHERE IN THE U.S.

                             (8 A.M. TO 8 P.M. ET):


                                  800/421-0180

                                     [U.S. TIMEZONE MAP]

    WESTERN SERVICE        WESTERN CENTRAL        EASTERN CENTRAL          EASTERN SERVICE
      CENTER               SERVICE CENTER         SERVICE CENTER           CENTER
    American Funds         American Funds         American Funds           American Funds
    Service Company        Service Company        Service Company          Service Company
    P.O. Box 2205          P.O. Box 659522        P.O. Box 6007            P.O. Box 2280
    Brea, California       San Antonio, Texas     Indianapolis, Indiana    Norfolk, Virginia
    92822-2205             78265-9522             46206-6007               23501-2280
    Fax: 714/671-7080      Fax: 210/530-4050      Fax: 317/735-6620        Fax: 804/670-4773


  14   THE GROWTH FUND OF AMERICA / PROSPECTUS

SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

THE SERVICES DESCRIBED MAY NOT BE AVAILABLE THROUGH SOME RETIREMENT PLANS. IF YOU ARE INVESTING THROUGH A RETIREMENT PLAN, YOU SHOULD CONTACT YOUR PLAN ADMINISTRATOR/TRUSTEE ABOUT WHAT SERVICES ARE AVAILABLE AND WITH QUESTIONS ABOUT YOUR ACCOUNT.

--------------------------------------------------------------------------------
PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, computer, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributions reserve the right to reject any purchase order for any reason. This includes exchange purchase orders that may place an unfair burden on other shareholders due to their frequency.

Various purchase options are available as described below subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

X Automatic Investment Plan

  You may invest monthly or quarterly through automatic withdrawals from your bank account.

X Automatic Reinvestment

  You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.


                                   THE GROWTH FUND OF AMERICA / PROSPECTUS    15

X Cross-Reinvestment

  You may invest your dividend and capital gain distributions into any other fund in The American Funds Group.

X Exchange Privilege


  You may exchange your shares into other funds in The American Funds Group generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone, including American FundsLine(R), by computer using American FundsLine OnLine(SM) (see below), or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


X Retirement Plans

  You may invest in the fund through various retirement plans. For further information contact your investment dealer or American Funds Distributors.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

To establish an account...................................   $ 1,000
     For a retirement plan account........................   $   250
     For a retirement plan account through payroll           $    25
       deduction..........................................
To add to an account......................................   $    50
     For a retirement plan account........................   $    25


  16   THE GROWTH FUND OF AMERICA / PROSPECTUS

SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.


                                      SALES CHARGE AS A
                                        PERCENTAGE OF
                                      ..................            DEALER
                                                    NET         CONCESSION AS
                                   OFFERING        AMOUNT       % OF OFFERING
           INVESTMENT               PRICE         INVESTED          PRICE
-----------------------------------------------------------------------------
Less than $50,000                      5.75%          6.10%           5.00%
 .............................................................................
$50,000 but less than $100,000         4.50%          4.71%           3.75%
 .............................................................................
$100,000 but less than $250,000        3.50%          3.63%           2.75%
 .............................................................................
$250,000 but less than $500,000        2.50%          2.56%           2.00%
 .............................................................................
$500,000 but less than $1 million      2.00%          2.04%           1.60%
 .............................................................................
$1 million or more and certain
other investments described below  see below      see below       see below


PURCHASES NOT SUBJECT TO SALES CHARGES


Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE BY THESE ACCOUNTS. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by the fund from its Plan of Distribution and/or by American Funds Distributors on all investments described above. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.


ADDITIONAL DEALER COMPENSATION


In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. During the current fiscal year, American Funds Distributors will also provide additional compensation to the top one hundred dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.



                                   THE GROWTH FUND OF AMERICA / PROSPECTUS    17

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

X Aggregation


  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any business account solely "controlled by," as well as any retirement plan or trust account solely for the benefit of, these individuals. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.


  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

X Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

X Right of Accumulation


  You may take into account the current value of your existing holdings in The American Funds Group to determine your sales charge. Direct purchases of the money market funds are excluded.


X Statement of Intention


  You may enter into a non-binding commitment to invest a certain amount (which, at your request, may include purchases made during the previous 90 days) in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.



  18   THE GROWTH FUND OF AMERICA / PROSPECTUS

--------------------------------------------------------------------------------
SELLING SHARES

HOW TO SELL SHARES


You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) or American FundsLine Online(SM) (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.


Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. Sale requests may be made in writing, by telephone, including American FundsLine(R), by computer using American FundsLine Online(SM), or by fax. Sales by telephone, computer, or fax are limited to $50,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 10 days.

Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.



Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., that is an eligible guarantor institution, bank, savings association, or credit union. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made payable to the registered shareholder(s) and is mailed to the address of record on the account, and provided the address has been used with the account for at least 10 days. Additional documentation may be required for sale of shares held in corporate, partnership or fiduciary accounts.



                                   THE GROWTH FUND OF AMERICA / PROSPECTUS    19

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.

--------------------------------------------------------------------------------
OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(SM)


You may check your share balance, the price of your shares, or your most recent account transaction, sell shares (up to $50,000 per shareholder each day) or exchange shares around the clock with American FundsLine(R) or American FundsLine Online(SM). To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access The American Funds' Web site on the Internet at www.americanfunds.com.


TELEPHONE AND COMPUTER PURCHASES, SALES AND EXCHANGES


Unless you opt out of the telephone, computer (including American FundsLine(R) or American FundsLine Online(SM)) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, cost or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.


Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS


You will receive regular confirmation statements reflecting transactions in your account. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.



  20   THE GROWTH FUND OF AMERICA / PROSPECTUS

NOTES


                                   THE GROWTH FUND OF AMERICA / PROSPECTUS    21

NOTES


  22   THE GROWTH FUND OF AMERICA / PROSPECTUS

NOTES


                                   THE GROWTH FUND OF AMERICA / PROSPECTUS    23

  FOR SHAREHOLDER SERVICES         FOR DEALER SERVICES
  American Funds                   American Funds
  Service Company                  Distributors
  800/421-0180 ext. 1              800/421-9900 ext. 11
                      FOR 24-HOUR INFORMATION
                 American          American Funds
                 FundsLine(R)      Internet Web site
                 800/325-3590      http://www.americanfunds.com
  Telephone conversations may be recorded or monitored for
  verification, recordkeeping and quality assurance purposes.
  ---------------------------------------------------------------
  MULTIPLE TRANSLATIONS
  This prospectus may be translated into other languages. In the event of any inconsistency or ambiguity as to the meaning of any word or phrase contained in a translation, the English text shall prevail.
  ---------------------------------------------------------------
                      OTHER FUND INFORMATION
  ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS
  Includes financial statements, detailed performance
  information, portfolio holdings, a statement from portfolio management and the independent auditor's report (in the annual report).
  STATEMENT OF ADDITIONAL INFORMATION (SAI)
  Contains more detailed information on all aspects of the fund, including the fund's financial statements.
  A current SAI has been filed with the Securities and Exchange
  Commission ("SEC"). It is incorporated by reference into this prospectus and is available along with other related materials on the SEC's Internet Web site at http://www.sec.gov.
  CODE OF ETHICS
  Includes a description of the fund's personal investing policy.
  To request a free copy of any of the documents above:
  Call American Funds      or      Write to the Secretary
  Service Company                  of the fund
  800/421-0180 ext. 1              P.O. Box 7650
                                   San Francisco, CA 94120


This prospectus has been printed on recycled paper.[RECYCLING ARROWS LOGO]


  24   THE GROWTH FUND OF AMERICA / PROSPECTUS

                        THE GROWTH FUND OF AMERICA, INC.
                                    Part B

                        Statement of Additional Information
                             NOVEMBER 1, 1997

 This document is not a prospectus but should be read in conjunction with the current Prospectus of The Growth Fund of America, Inc. (the fund or GFA) dated November 1, 1997. The Prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                        THE GROWTH FUND OF AMERICA,  INC.
                            ATTENTION:  SECRETARY
                          ONE MARKET, STEUART TOWER
                                P.O. BOX 7650
                           SAN FRANCISCO, CA  94120
                           TELEPHONE:  (415) 421-9360

 Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.


                                 Table of Contents
     Item                                                        Page No.

DESCRIPTION OF CERTAIN SECURITIES                                  2
CERTAIN RISK FACTORS RELATING TO BELOW INVESTMENT GRADE BONDS      3
FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS                   4
FUND OFFICERS AND DIRECTORS                                        6
MANAGEMENT                                                         10
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                         12
PURCHASE OF SHARES                                                 16
REDEEMING SHARES                                                   22
EXECUTION OF PORTFOLIO TRANSACTIONS                                25
GENERAL INFORMATION                                                26
INVESTMENT RESULTS                                                 27
DESCRIPTION OF BOND RATINGS                                        32
 FINANCIAL STATEMENTS                                           ATTACHED


                       DESCRIPTION OF CERTAIN SECURITIES

 The descriptions below are intended to supplement the material in the prospectus under "Investment Policies and Risks."

 U.S. GOVERNMENT SECURITIES - Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

 Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, and Federal Intermediate Credit Banks.

 CASH AND CASH EQUIVALENTS - These securities include (1) commercial paper (short-term notes issued by corporations or governmental bodies), (2) commercial bank obligations (E.G., certificates of deposit (interest bearing time deposits), and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), (3) savings association and savings bank obligations (E.G., certificates of deposit issued by savings banks or savings associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature at the time of purchase, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature at the time of purchase, or that may be redeemed, in one year or less.

 CURRENCY TRANSACTIONS - Although the fund has no current intention to do so (at least during the next 12 months) the fund has the ability to hold a portion of its assets in U.S. dollars and other currencies and to enter into certain currency contracts (on either a spot or forward basis) in connection with investing in non-U.S. dollar denominated securities including foreign currency exchange and forward currency contracts. A foreign exchange contract is used to facilitate settlement of trades. For example, the fund might purchase a currency or enter into a foreign exchange contract to preserve the U.S. dollar
price of securities it has contracted to purchase.    A forward currency
contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The fund will segregate liquid assets which will be marked to market daily to meet its forward commitments to the extent required by the Securities and Exchange Commission.

 Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

 WARRANTS AND RIGHTS - In addition, the fund may purchase warrants, which are usually issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. The fund may also invest in rights to purchase common stocks. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price. Rights generally expire in less than four weeks.

         CERTAIN RISK FACTORS RELATING TO BELOW INVESTMENT GRADE BONDS

 Certain risk factors relating to investing in below investment grade securities ("high-yield, high-risk bonds") are discussed below. During the previous fiscal year, the fund held none of its assets in below investment grade securities.

 SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds can be sensitive to adverse economic changes and political and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds and the fund's net asset value. From time to time legislation has been proposed that would limit the use of high-yield, high-risk bonds in certain instances. The impact that such legislation if enacted, could have on the market for such bonds cannot be predicted.

 PAYMENT EXPECTATIONS - High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the fund's assets. If the fund experiences unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the fund's rate of return.

 LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

 The fund has adopted certain fundamental policies and investment restrictions which cannot be changed without shareholder approval. Approval requires the affirmative vote of 67% or more of the voting securities present at a meeting of shareholders, provided more than 50% of such securities are represented at the meeting, or the vote of more than 50% of the outstanding voting securities, whichever is less.

The fund may not:

 1. Purchase the securities of any issuer, except the U.S. Government or any subdivision thereof, if upon such purchase more than 5% of the value of its total assets would consist of securities of such issuer.

 2. Purchase the securities of companies in a particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if thereafter 25% or more of the value of its total assets would consist of securities issued by companies in that industry.

 3. Purchase more than 10% of the voting or non-voting securities of any one issuer.

 4. Invest more than 15% of the value of its assets in securities that are illiquid.

 5. Purchase securities on margin.

 6. Purchase any real estate unless necessary for office space for the fund or for the protection of investments already made.

 7. Make loans to anyone (the purchase of a portion of an issue of bonds, debentures or other securities, whether or not on the original issue of such securities, is not to be considered the making of a loan).

 8. Sell securities or property short or permit any of its officers, directors or any of its affiliated persons to take short positions on shares of the fund.

 9. Purchase the securities of a company which has an officer or director who is an officer or director of the fund, or an officer or director of its investment adviser, if, to the knowledge of the fund, one or more of such persons own beneficially more than 1/2 of 1% of the shares of the company and in the aggregate more than 5% of the outstanding securities of such company.

 10. Borrow more than an amount equal to 5% of the value of its total assets, determined immediately after the time of the borrowing, and then only from banks, as a temporary measure for extraordinary or emergency purposes.

 11. Invest in the securities of other managed investment companies.

 12. Invest in the securities of any issuer for the purpose of exercising control or management.

 13. Deal in commodities or commodity contracts.

 14. Act as underwriter of securities issued by other persons.

 Notwithstanding Investment Restriction #11, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission. Furthermore, Investment Restriction #13 does not prevent the fund from engaging in transactions involving forward currency contracts.


                          FUND OFFICERS AND DIRECTORS
                      DIRECTORS AND DIRECTOR COMPENSATION


NAME,              POSITION         PRINCIPAL           AGGREGATE               TOTAL                   TOTAL
ADDRESS AND        WITH             OCCUPATION(S)       COMPENSATION            COMPENSATION            NUMBER
AGE                REGISTRANT       DURING PAST         (INCLUDING              (INCLUDING              OF
                                    5 YEARS             VOLUNTARILY             VOLUNTARILY             FUND
                                    (POSITIONS          DEFERRED                DEFERRED                BOARDS
                                    WITHIN THE          COMPENSATION/1/)        COMPENSATION/1/)        ON
                                    ORGANIZATIONS       FROM THE FUND           FROM ALL FUNDS          WHICH
                                    LISTED MAY          DURING FISCAL           MANAGED BY              DIRECTOR
                                    HAVE                YEAR ENDED              CAPITAL RESEARCH        SERVES/3/
                                    CHANGED             8/31/97                 AND
                                    DURING THIS                                 MANAGEMENT
                                    PERIOD)                                     COMPANY/2/ FOR
                                                                                THE YEAR ENDED
                                                                                8/31/97

Robert A.          Director         President and       $17,000/4/              $84,600/4/              5
Fox                                 Chief
P.O. Box                            Executive
457                                 Officer,
1000 Davis                          Foster Farms
Street
Livingston,
CA 95334
Age: 60

Roberta L.         Director         Consultant;         $16,400                 $46,400                 3
Hazard                              Rear Admiral,
1419 Audmar                         United States
Drive                               Navy
McLean, VA                          (Retired)
22101
Age: 62

Leonade D.         Director         Former              $16,400/4/              $77,600/4/              5
Jones                               Treasurer,
1536 Los                            The
Montes                              Washington
Drive                               Post Company
Burlingame,
CA 94010
Age: 49

John G.            Director         The IBJ             $18,500/4/              $145,300/4/             7
McDonald                            Professor of
Graduate                            Finance,
School of                           Graduate
Business                            School of
Stanford                            Business,
University                          Stanford
Stanford,                           University
CA 94305
Age: 60

+James W.          Director         Senior              None/5/                 None /5/                8
Ratzlaff                            Partner, The
P.O. Box                            Capital Group
7650                                Partners L.P.
San
Francisco,
CA 94120
Age: 61

Henry E.           Director         President,          $17,600/4/              $78,800/4/              5
Riggs                               Keck Graduate
1263 North                          Institute of
Dartmouth                           Applied Life
Claremont,                          Sciences;
CA 91711                            former
Age: 62                             President and
                                    Professor of
                                    Engineering,
                                    Harvey Mudd
                                    College

+Walter P.         Chairman         Chairman,           None/5/                 None /5/                8
Stern              of               Capital Group
630 Fifth          the Board        International, Inc.; Vice
Avenue                              Chairman,
New York,                           Capital
NY 10111                            Research
Age: 69                             International;
                                    Director, The
                                    Capital Group
                                    Companies,
                                    Inc.;
                                    Chairman,
                                    Capital
                                    International, Inc.;
                                    Director,
                                    Temple-Inland Inc.
                                    (forest products)

Patricia K.        Director         Private             $17,900                 $80,500                 5
Woolf                               investor;
506 Quaker                          Lecturer,
Road                                Department of
Princeton,                          Molecular
NJ 08540                            Biology,
Age: 63                             Princeton
                                    University


+ "Interested persons" of the fund within the meaning of the Investment Company Act of 1940 (the 1940 Act) on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company or the parent company of the Investment Adviser, The Capital Group Companies, Inc.

 /1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the funds in The American Funds Group as designated by the director.

 /2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America. Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

/3/ Includes funds managed by Capital Research and Management Company and affiliates.

/4/ Since the plan's adoption, the total amounts of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors are as follows: Robert A. Fox ($129,367), Leonade D. Jones ($50,710) John G. McDonald ($64,572) and Henry E. Riggs ($86,907). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

/5/ James W. Ratzlaff and Walter P. Stern are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.



                                    OFFICERS


NAME AND ADDRESS                       AGE       POSITION(S) HELD        PRINCIPAL OCCUPATION(S) DURING
                                                 WITH REGISTRANT         PAST 5 YEARS

James F. Rothenberg                    51        President               President and Director, Capital
333 South Hope Street                                                    Research and Management Company
Los Angeles, CA 90071

James E. Drasdo                        52        Senior Vice             Senior Vice President and
333 South Hope Street                            President               Director, Capital Research and
Los Angeles, CA 90071                                                    Management Company

Paul G. Haaga, Jr.                     48        Senior Vice             Executive Vice President and
333 South Hope Street                            President               Director, Capital Research and
Los Angeles, CA 90071                                                    Management Company; Director,
                                                                         American Funds Service Company;
                                                                         Director, American Funds
                                                                         Distributors, Inc.

Richard M. Beleson                     43        Vice President          Senior Vice President and
P.O. Box 7650                                                            Director
San Francisco, CA 94120

Donald D. O'Neal                       37        Vice President          Vice President, Capital
P.O. Box 7650                                                            Research and Management Company
San Francisco, CA 94120

Patrick F. Quan                        39        Secretary               Vice President - Fund Business
P.O. Box 7650                                                            Management Group, Capital
San Francisco, CA 94120                                                  Research and Management Company

Mary C. Hall                           39        Treasurer               Senior Vice President - Fund
135 South State College                                                  Business Management Group,
Boulevard                                                                Capital Research and Management
Brea, CA 92821                                                           Company

R. Marcia Gould                        43        Assistant Treasurer     Vice President - Fund Business
135 South State College                                                  Management Group, Capital
Boulevard                                                                Research and Management Company
Brea, CA 92821





 All of the directors and officers are also officers and/or directors and/or trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser. No compensation is paid by the fund to any officer or director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays fees of $12,000 per annum to directors who are not affiliated with the Investment Adviser, plus $700 for each Board of Directors meeting attended, plus $300 for each meeting attended as a member of a committee of the Board of Directors. The directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the unaffiliated directors. As of August 31, 1997 the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares.

                                   MANAGEMENT

 INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South College Boulevard, Brea, Ca 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

 The Investment Adviser is responsible for managing more than $175 billion of stocks, bonds and money market instruments and serves over eight million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

 INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser, dated January 1, 1994, and approved by the shareholders on December 14, 1993, was amended by the Board of Directors effective on November 1, 1997. Its renewal was approved by the unanimous vote of the Board of Directors of the fund on October 22, 1997. The Agreement shall be in effect until the close of business on August 31, 1998 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and
(ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in said Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement also provides that either party has the right to terminate it without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in said Act).

 The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, as well as general purpose accounting forms, supplies, and postage to be used at the offices of the fund relating to the services furnished by the Investment Adviser. The fund pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of designing, printing and mailing reports, prospectuses, proxy statements, and notices to shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plan of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

 Capital Research and Management Company receives a management fee at the annual rates of 0.50% on the first $1 billion of the fund's net assets, 0.40% on net assets in excess of $1 billion but not exceeding $2 billion, 0.37% on net assets in excess of $2 billion but not exceeding $3 billion, 0.35% on net assets in excess of $3 billion but not exceeding $5 billion, 0.33% on net assets in excess of $5 billion but not exceeding $8 billion, 0.315% on net assets in excess of $8 billion but not exceeding $13 billion, 0.30% on net assets in excess of $13 billion but not exceeding $21 billion and 0.29% on net assets in excess of $21 billion.

 The Agreement provides that the Investment Adviser shall reduce the fee payable by the fund the amount, if any, by which the total expenses of the fund for any fiscal year (excluding interest, taxes and extraordinary expenses) exceed 1.5% of the first $30 million of average net assets of the fund for such fiscal year, plus 1% of such average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

 For the fiscal years ended August 31, 1997, 1996, and 1995, the Investment Adviser received advisory fees of $36,531,000, $30,625,000, and $22,942,000, respectively.

 PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended August 31, 1997 amounted to $4,855,000 after allowance of $24,257,000 to dealers. During the fiscal years ended 1996 and 1995, the Principal Underwriter received $7,465,000 and $4,384,000, after allowance of $38,496,000 and $22,595,000 to dealers, respectively.

 As required by rule 12b-1 and the 1940 Act, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors, and separately by a majority of the directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested" persons of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

 Under the Plan the fund may expend up to 0.25% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees). Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost the investor more than paying other types of sales loads. During the fiscal year ended August 31, 1997, the fund paid or accrued $24,147,000 for compensation to dealers under the Plan.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank may no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

 In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

 The fund intends to meet all the requirements, and has elected the tax status of a "regulated investment company," under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of its investment company taxable income, it will be taxed only on that portion of such investment company taxable income that it retains.

 To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities which must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid excise tax liability.

 The amount of any realized gain or loss on closing out a futures contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a realized capital gain or loss for tax purposes. Futures contracts held by the fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Currency transactions that are not subject to Section 1256 of the Code may be subject to Section 988 of the Code, in which case the 60%/40% long-term/short-term capital gain or loss rule of Section 1256 would not apply. Rather, each Section 988 foreign currency gain or loss would generally be computed separately and treated as ordinary income or loss. The fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

 If the fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (PFIC), the fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on either the fund or its shareholders in respect of deferred taxes arising from such distributions or gains. If the fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and calendar year distribution requirements described above.

 The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

 Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

 Corporate shareholders of the fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gain distributions) paid by the fund to the extent that the fund's income is derived from dividends (which if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

 If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 The fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce the fund's investment income. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Not more than 50% of the total assets of the fund are expected to consist of securities of foreign issuers. Therefore, the fund will not be eligible to elect to "pass through" foreign tax credits to shareholders and, to the extent the fund does pay foreign withholding or other foreign taxes on investments in foreign securities, shareholders will not be able to deduct their pro rata share of such taxes in computing their taxable income and will not be able to take their share of such taxes as a credit against their U.S. income taxes.

 Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a foreign shareholder) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

 As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains on assets held more than eighteen months is 20%, and on assets held more than one year and not more than eighteen months is 28%; and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a shareholder with respect to either distributions from the fund or disposition of fund shares will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for the year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

 The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

                             PURCHASE OF SHARES



METHOD                       INITIAL INVESTMENT                   ADDITIONAL INVESTMENTS

                             See "Investment Minimums and         $50 minimum (except where a lower
                             Fund Numbers" for initial            minimum is noted under
                             investment minimums.                 "Investment Minimums and Fund
                                                                  Numbers").

By contacting                Visit any investment dealer          Mail directly to your investment
your                         who is registered in the             dealer's address printed on your
investment                   state where the purchase is          account statement.
dealer                       made and who has a sales
                             agreement with American Funds
                             Distributors.

By mail                      Make your check payable to           Fill out the account additions
                             the fund and mail to the             form at the bottom of a recent
                             address indicated on the             account statement, make your
                             account application.  Please         check payable to the fund, write
                             indicate an investment dealer        your account number on your
                             on the account application.          check, and mail the check and
                                                                  form in the envelope provided
                                                                  with your account statement.

By telephone                 Please contact your                  Complete the "Investments by
                             investment dealer to open            Phone" section on the account
                             account, then follow the             application or American FundsLink
                             procedures for additional            Authorization Form.  Once you
                             investments.                         establish the privilege, you,
                                                                  your financial advisor or any
                                                                  person with your account
                                                                  information can call American
                                                                  FundsLine(r) and make investments
                                                                  by telephone (subject to
                                                                  conditions noted in "Telephone
                                                                  and Computer Purchases, Redemptions and Exchanges" below).

By computer                  Please contact your                  Complete the American FundsLink
                             investment dealer to open            Authorization Form.  Once you
                             account, then follow the             establish the privilege, you,
                             procedures for additional            your financial advisor or any
                             investments.                         person with your account
                                                                  information may access American
                                                                  FundsLine OnLine(sm) on the
                                                                  Internet and make investments by
                                                                  computer (subject to conditions
                                                                  noted in "Telephone and Computer
                                                                  Purchases, Redemptions and
                                                                  Exchanges" below).

By wire                      Call 800/421-0180 to obtain          Your bank should wire your
                             your account number(s), if           additional investments in the
                             necessary.  Please indicate          same manner as described under
                             an investment dealer on the          "Initial Investment."
                             account.  Instruct your bank
                             to wire funds to:
                             Wells Fargo Bank
                             155 Fifth Street
                             Sixth Floor
                             San Francisco, CA 94106
                             (ABA #121000248)
                             For credit to the account of:
                             American Funds Service
                             Company
                             a/c #4600-076178
                             (fund name)
                             (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE
ORDER.




 INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(r) (see description below):

FUND                                                                  MINIMUM          FUND
                                                                      INITIAL          NUMBER
                                                                      INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(r)                                                                          02
                                                                      $1,000

American Balanced Fund(r)                                                              11
                                                                      500

American Mutual Fund(r)                                                                03
                                                                      250

Capital Income Builder(r)                                                              12
                                                                      1,000

Capital World Growth and Income Fund(sm)                                               33
                                                                      1,000

EuroPacific Growth Fund(r)                                                             16
                                                                      250

Fundamental Investors(sm)                                                              10
                                                                      250

The Growth Fund of America(r)                                                          05
                                                                      1,000

The Income Fund of America(r)                                                          06
                                                                      1,000

The Investment Company of America(r)                                                   04
                                                                      250

The New Economy Fund(r)                                                                14
                                                                      1,000

New Perspective Fund(r)                                                                07
                                                                      250

SMALLCAP World Fund(r)                                                                 35
                                                                      1,000

Washington Mutual Investors Fund(sm)                                                   01
                                                                      250

BOND FUNDS

American High-Income Municipal Bond Fund(r)                                            40
                                                                      1,000

American High-Income Trust(sm)                                                         21
                                                                      1,000

The Bond Fund of America(sm)                                                           08
                                                                      1,000

Capital World Bond Fund(r)                                                             31
                                                                      1,000

Intermediate Bond Fund of America(sm)                                                  23
                                                                      1,000

Limited Term Tax-Exempt Bond Fund of America(sm)                                       43
                                                                      1,000

The Tax-Exempt Bond Fund of America(r)                                                 19
                                                                      1,000

The Tax-Exempt Fund of California(r)*                                                  20
                                                                      1,000

The Tax-Exempt Fund of Maryland(r)*                                                    24
                                                                      1,000

The Tax-Exempt Fund of Virginia(r)*                                                    25
                                                                      1,000

U.S. Government Securities Fund(sm)                                                    22
                                                                      1,000

MONEY MARKET FUNDS

The Cash Management Trust of America(r)                                                09
                                                                      2,500

The Tax-Exempt Money Fund of America(sm)                                               39
                                                                      2,500

The U.S. Treasury Money Fund of America(sm)                                            49
                                                                      2,500

___________
*Available only in certain states.


 For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

 DEALER COMMISSIONS - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE                                         SALES CHARGE AS                 DEALER
AT THE OFFERING PRICE                                      PERCENTAGE OF THE:              CONCESSION
                                                                                           AS PERCENTAGE
                                                                                           OF THE
                                                                                           OFFERING
                                                                                           PRICE

                                                           NET AMOUNT     OFFERING
                                                           INVESTED       PRICE

STOCK AND STOCK/BOND FUNDS

Less than $50,000                                          6.10%
                                                                          5.75%            5.00%

$50,000 but less than $100,000                             4.71
                                                                          4.50             3.75

BOND FUNDS

Less than $25,000                                          4.99
                                                                          4.75             4.00

$25,000 but less than $50,000                              4.71
                                                                          4.50             3.75

$50,000 but less than $100,000                             4.17
                                                                          4.00             3.25

STOCK, STOCK/BOND, AND BOND FUNDS

$100,000 but less than $250,000                            3.63
                                                                          3.50             2.75

$250,000 but less than $500,000                            2.56
                                                                          2.50             2.00

$500,000 but less than $1,000,000                          2.04
                                                                          2.00             1.60

$1,000,000 or more                                         none                            (see below)
                                                                          none


 Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

 American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1998, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

 Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.") Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge.

 Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

 NET ASSET VALUE PURCHASES - The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;
(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

 STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the investment dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the statement. During the statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

 In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the statement of intention, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

 Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

 AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

 PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In case of orders sent directly to the fund or American Funds Service Company, an investment dealer must be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

 The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

 All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined, as follows:

 1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

 Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

 Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

 Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board; The fair value of all other assets is added to the value of securities at the total assets;

 2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

 3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

 Any purchase order may be rejected by the Principal Underwriter or the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's directors.


                                REDEEMING SHARES


By writing to American Funds             Send a letter of instruction specifying the name of the
Service Company (at the appropriate      fund, the number of shares or dollar amount to be sold,
address indicated under "Principal       your name and account number.  You should also enclose
Underwriter and Transfer Agent" in       any share certificates you wish to redeem.  For
the prospectus)                          redemptions over $50,000 and for certain redemptions of
                                         $50,000 or less (see below), your signature must be
                                         guaranteed by a member firm of a domestic stock
                                         exchange or the National Association of Securities
                                         Dealers, Inc. that is an eligible guarantor
                                         institution, bank, savings association, or credit
                                         union.  You should verify with the institution that it
                                         is an eligible guarantor prior to signing.  Additional
                                         documentation may be required for redemption of shares
                                         held in corporate, partnership or fiduciary accounts.
                                         Notarization by a Notary Public is not an acceptable
                                         signature guarantee.

By contacting your investment            If you redeem shares through your investment dealer,
dealer                                   you may be charged for this service.  SHARES HELD FOR
                                         YOU IN YOUR INVESTMENT DEALER'S STREET NAME MUST BE
                                         REDEEMED THROUGH THE DEALER.

You may have a redemption check          You may use this option, provided the account is
sent to you by using American            registered in the name of an individual(s), a UGMA/UTMA
FundsLine(r) or American FundsLine       custodian, or a non-retirement plan trust.  These
Online(sm) or by telephoning,            redemptions may not exceed $50,000 per shareholder each
faxing, or telegraphing American         day and the check must be made payable to the
Funds Service Company (subject to        shareholder(s) of record and be sent to the address of
the conditions noted in this             record provided the address has been used with the
section and in "Telephone and            account for at least 10 days.  See "Principal
Computer Purchases, Sales and            Underwriter and Transfer Agent" in the prospectus and
Exchanges" in the prospectus)            "Exchange Privilege" below for the appropriate
                                         telephone or fax number.

In the case of the money market          Upon request (use the account application for the money
funds, you may have redemptions          market funds) you may establish telephone redemption
wired to your bank                       privileges (which will enable you to have a redemption
by telephoning American Funds            sent to your bank account) and/or
Service Company ($1,000 or more)         check writing privileges.  If you
or by writing a check ($250 or more)     request check writing privileges, you will be provided
                                         with checks that you may use to draw


against your account.  These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.





 A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 15 DAYS.

 CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

 REDEMPTION OF SHARES - The fund's Articles of Incorporation permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder owns of record, shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

 AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or the closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

 AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

 CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the receiving fund) subject to the following conditions:
(I) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, to automatically redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

 EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

 You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(r) or American FundsLine OnLine(sm) (see "American FundsLine(r) and American FundsLine OnLine(sm)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

 AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.
 AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

 ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from American Funds Service Company. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

 AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(SM) - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(r) or American FundsLine OnLine(sm). To use this service, call 800/325-3590 from a TouchTone(tm)lephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine(r) and American FundsLine OnLine(sm) are subject to the conditions noted above and in "Shareholder Account Services and Privileges--Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

 TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone or computer (including American FundsLine(r) or American FundsLine OnLine(sm)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

 Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through their correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

 There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

 Brokerage commissions paid on portfolio transactions during the fiscal years ended August 31, 1997, 1996 and 1995, amounted to $5,577,000, $5,390,000, and
$3,385,000, respectively.

                              GENERAL INFORMATION

 CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

 TRANSFER AGENT - American Funds Service Company, a wholly-owned subsidiary of the Investment Adviser, maintains the record of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $8,588,000 for the fiscal year ended August 31, 1997.

 INDEPENDENT AUDITORS - Deloitte & Touche LLP located at 1000 Wilshire Boulevard, Los Angeles, CA 90017, serves as the fund's independent auditors providing audit services, preparation of tax returns and review of certain documents of the fund to be filed with the Securities and Exchange Commission. The financial statements incorporated in this Statement of Additional Information have been so included in reliance on the report of Deloitte & Touche LLP given on the authority of said firm as experts in accounting and auditing.

 REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on August 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP, whose selection is determined annually by the Board of Directors.

 PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

 The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:



DETERMINATION OF NET ASSET VALUE,
REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE--AUGUST 31, 1997

Net asset value and redemption price per share
  (Net assets divided by shares outstanding)              $ 20.14
Maximum offering price per share
  (100/94.25 of net asset value per share
  which takes into account the fund's current
  maximum sales charge)                                   $ 21.37



 REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                               INVESTMENT RESULTS

 The fund's yield is 0.54% based on a 30-day (or one month) period ended August 31, 1997, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[(a-b/cd+1)/6/-1]

Where: a = dividends and interest earned during the period.

  b = expenses accrued for the period (net of reimbursements).

  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

  d = the maximum offering price per share on the last day of the period.

 The fund's average annual total returns for the one, five and ten-year periods ended on August 31, 1997 were +30.56%, +16.93% and +12.88%, respectively. The average annual total return (T) is computed by using the value at the end of the period (ERV) of a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

 To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. Total return may be calculated for one year, five years, ten years and for other periods of years. The average annual total return over periods greater than one year also may be computed by utilizing ending values as determined above.

 The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

 The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard & Poor's 500 Stock Composite Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

 The fund may refer to results compiled by organizations such as CDA Investment Services, Ibbotson Associates, Lipper Analytical Services and Morningstar, Inc. and by the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

 The fund may, from time to time, illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

 The fund may, from time to time, compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).


                       GFA vs. Various Unmanaged Indices

10-Year                                                                                      Average
Periods                                                                                      Savings
9/1 - 8/31                 GFA                 DJIA/1/                   S&P 500/2/          Account/3/

1987 - 1997
                           +236%               +290%                     +267%               + 56%
1986 - 1996
                           +221                +309                      +251                + 60
1985 - 1995
                           +309                +386                      +311                + 66
1984 - 1994
                           +270                +359                      +300                + 75
1983 - 1993
                           +251                +340                      +303                + 86
1982 - 1992
                           +312                +441                      +405                + 98
1981 - 1991
                           +328                +435                      +382                +110
1980 - 1990
                           +269                +344                      +300                +118
1979 - 1989
                           +445                +400                      +398                +122
1978 - 1988
                           +358                +283                      +299                +123
1977 - 1987
                           +735                +422                      +447                +124
1976 - 1986
                           +600                +234                      +299                +124
1975 - 1985
                           +521                +173                      +253                +121
1974 - 1984
                           +579                +211                      +277                +116
1973#- 1983
                           +464                +151                      +175                +106

_________________
# From December 1, 1973

/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard & Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed return of principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.


If you are considering GFA for an
Individual Retirement Account. . .
Here's how much you would have if you had invested $2,000 a year on September 1 of each year in GFA over the past 3, 5 and 10 years:

3 years                       5 years               10 years
(9/1/94-8/31/97)              (9/1/92-8/31/97)      (9/1/87-8/31/97)
$8,554                        $16,431               $46,649


           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

                                                      . . . and had taken
                                                      all dividends and
                                                      capital gain
                                                      distributions
                                                      in shares, your
If you had                                            investment would
invested $10,000                                      have been worth
in GFA this many                                      this much at
years ago . . .                                            8/31/97
|                                                     |

Number                      Periods
of Years                    9/1  - 8/31               Value


1                           1996 - 1997                $13,056

2                           1995 - 1997                13,174

3                           1994 - 1997                16,539

4                           1993 - 1997                17,529

5                           1992 - 1997                21,855

6                           1991 - 1997                22,921

7                           1990 - 1997                29,932

8                           1989 - 1997                27,001

9                           1988 - 1997                37,636

10                          1987 - 1997                33,600

11                          1986 - 1997                44,425

12                          1985 - 1997                57,174

13                          1984 - 1997                64,916

14                          1983 - 1997                65,371

15                          1982 - 1997                95,539

16                          1981 - 1997                104,208

17                          1980 - 1997                117,034

18                          1979 - 1997                156,266

19                          1978 - 1997                183,060

20                          1977 - 1997                297,777

21                          1976 - 1997                330,158

22                          1975 - 1997                376,785

23                          1974 - 1997                467,600

30                          1973#- 1997                391,123

__________________
#From December 1, 1973
Illustration of a $10,000 investment in GFA with dividends reinvested and capital gain distributions taken in shares (for the period December 1, 1973 through August 31, 1997)

                   COST OF SHARES                                 VALUE OF SHARES

Year                                          Total          From           From           From
Ended         Annual         Dividends        Investment     Initial        Capital
August 31     Dividends      (cumulative)     Cost           Investment     Gains          Dividends      Total
                                                                            Reinvested     Reinvested     Value
1974#         -              -                $10,000        $ 7,874        -              -              $  7,874

1975          $  362         $   362          10,362         9,322          -              $   470        9,792

1976          283            645              10,645         10,327         -              838            11,165

1977          -              645              10,645         11,449         -              928            12,377

1978          254            899              10,899         18,364         -              1,772          20,136

1979          -              899              10,899         21,519         -              2,076          23,595

1980          307            1,206            11,206         28,318         -              3,178          31,496

1981          546            1,752            11,752         31,304         -              4,079          35,383

1982          1,673          3,425            13,425         32,507         -              6,088          38,595

1983          2,290          5,715            15,715         44,886         -              11,496         56,382

1984          1,643          7,358            17,358         43,120         $ 1,064        12,621         56,805

1985          1,249          8,607            18,607         47,370         1,744          15,379         64,493

1986          979            9,586            19,586         56,066         7,355          19,541         82,962

1987          1,354          10,940           20,940         69,339         14,360         26,031         109,730

1988          1,502          12,442           22,442         56,949         18,289         22,724         97,962

1989          1,743          14,185           24,185         75,387         28,688         32,432         136,507

1990          3,611          17,796           27,796         60,251         33,708         29,225         123,184

1991          3,208          21,004           31,004         73,295         47,920         39,600         160,815

1992          2,510          23,514           33,514         72,052         55,106         41,545         168,703

1993          1,454          24,968           34,968         88,758         68,670         52,840         210,268

1994          929            25,897           35,897         90,294         77,818         54,740         222,852

1995          1,372          27,269           37,269         108,176        104,252        67,383         279,811

1996          2,452          29,721           39,721         100,592        116,565        65,166         282,323

1997          2,019          31,740           41,740         131,682        171,693        87,748         391,123


The dollar amount of capital gain distributions during the period was $94,860.

#From December 1, 1973

 EXPERIENCE OF INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1967 (127 in all), those funds have had better total returns than the Standard & Poor's 500 Composite Stock Index in 91 of the 127 periods.

 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

                          DESCRIPTION OF BOND RATINGS
                           Corporate Debt Securities

 MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C" according to quality.

"AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"BA -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

 Moody's supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of that generic rating category.

 STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

 Standard & Poor's applies indicators "+", no character and "-" to its rating categories. The indicators show relative standing within the major rating categories.

 Subsequent to its purchase by the fund, the rating of an issue of bonds may be changed from the rating required for its purchase, or in the case of an unrated issue of bonds, its credit quality may become equivalent to an issue of bonds ineligible for purchase by the fund. Neither event requires the elimination of such an obligation from the fund's portfolio, but Capital Research and Management Company (the Investment Adviser) will consider such an event in determining whether the fund should continue to hold such an obligation in its portfolio.



THE GROWTH FUND OF AMERICA
INVESTMENT PORTFOLIO, August 31, 1997
                                                                 Percent
                                                                  of Net
                                                                  Assets
                                                              ----------
Largest Industry Holdings
-----------------------------
Broadcasting & Publishing                                          13.95%
Electronic Components                                              12.19%
Data Processing & Reproduction                                     11.03%
Business & Public Services                                          8.50%
Health & Personal Care                                              5.07%
Other Industries                                                   34.72%
Cash & Equivalents                                                 14.54%

Largest Individual Holdings
-------------------------------------
Time Warner                                                         4.09%
Federal National Mortgage Assn.                                                 3.06
Philip Morris                                                                   2.67
America Online                                                                  2.55
Walt Disney                                                                     2.04
Intel                                                                           1.80
Texas Instruments                                                               1.76
Tele-Communications, TCI Group                                                  1.62
Comcast                                                                         1.61
Tele-Communications, Liberty Media Group                                        1.53

THE GROWTH FUND OF AMERICA
INVESTMENT PORTFOLIO, August 31, 1997



                                                                                  Market   Percent
EQUITY SECURITIES                                                                  Value    of Net
(Common & Preferred Stocks)                                       Shares           (000)    Assets
-------------------------------------                         -----------       -------- ----------

Broadcasting & Publishing - 13.95%
Time Warner Inc.                                               9,250,750        $476,414      4.09   %
Tele-Communications, Inc., Series A, TCI Group  /1/           10,789,300         188,813      1.62
Comcast Corp., Class A special stock                           6,339,762         148,588
Comcast Corp., Class A                                         1,680,000          39,060      1.61
Tele-Communications, Inc., Series A, Liberty Media Group  /1/  6,752,237         178,090      1.53
Viacom Inc., Class B  /1/                                      6,000,000         177,750      1.53
News Corp. Ltd. (American Depositary Receipts) (Australia)     5,400,000          97,537
News Corp. Ltd., preferred (American Depositary Receipts)      3,363,750          50,876      1.27
E.W. Scripps Co., Class A                                      1,660,000          65,259       .56
Cox Communications, Inc., Class A  /1/                         2,000,000          54,125       .46
Chris-Craft Industries, Inc.  /1/                              1,050,085          51,520       .44
HSN,  Inc.  /1/                                                1,405,000          46,365       .40
CANAL+ (France)                                                  168,089          27,010       .23
US WEST Media Group  /1/                                         463,300           9,266       .08
BHC Communications, Inc., Class A  /1/                            62,840           7,714       .07
Century Communications Corp., Class A  /1/                     1,002,550           6,516       .06

Electronic Components - 12.19%
Intel Corp.                                                    2,200,000         202,675
Intel Corp., warrants, expire 1998  /1/                          100,000           7,163      1.80
Texas Instruments Inc.                                         1,800,000         204,525      1.76
National Semiconductor Corp.  /1/                              4,852,930         166,213      1.43
Advanced Micro Devices, Inc.  /1/                              3,978,600         148,949      1.28
Quantum Corp.  /1/                                             3,300,000         115,706       .99
Seagate Technology  /1/                                        2,500,000          95,469       .82
Bay Networks, Inc.  /1/                                        2,452,500          86,757       .74
Adapetec, Inc.  /1/                                            1,650,000          79,200       .68
Analog Devices, Inc.  /1/                                      2,233,333          73,979       .64
LSI Logic Corp.  /1/                                           2,250,000          72,422       .62
ADC Telecommunications, Inc.  /1/                              1,710,100          63,487       .55
Newbridge Networks Corp. (Canada)  /1/                         1,100,000          50,050       .43
Microchip Technology Inc.  /1/                                   950,000          38,415       .33
Tellabs, Inc.  /1/                                               235,000          14,027       .12

Data Processing & Reproduction - 11.03%
Netscape Communications Corp.  /1/                             4,329,900         172,384      1.48
Silicon Graphics, Inc.  /1/                                    5,675,500         155,722      1.34
Oracle Corp.  /1/                                              3,900,000         148,688      1.28
Solectron Corp.  /1/                                           3,414,100         142,965      1.23
International Business Machines Corp.                            800,000          80,700       .69
Computer Associates International, Inc.                        1,150,000          76,906       .66
Compaq Computer Corp.  /1/                                     1,000,000          65,500       .56
Digital Equipment Corp.  /1/                                   1,500,000          64,500       .55
Data General Corp.  /1/                                        1,520,000          54,625       .47
Tandem Computers Inc.  /1/                                     1,540,000          52,360       .45
Sequent Computer Systems, Inc.  /1/                            1,500,000          42,281       .36
Intuit Inc.  /1/                                               1,378,600          36,016       .31
3Com Corp.  /1/                                                  700,000          34,956       .30
Sybase, Inc.  /1/                                              1,815,000          33,804       .29
Ascend Communications, Inc.  /1/                                 725,000          30,767       .26
Cisco Systems, Inc.  /1/                                         400,000          30,150       .26
Lexmark International Group, Inc.  /1/                           750,000          26,250       .23
PeopleSoft, Inc.  /1/                                            200,000          11,250       .10
Danka Business Systems PLC (American Depositary Receipts)
 (United Kingdom)                                                219,000          10,238       .09
Sun Microsystems, Inc.  /1/                                      174,200           8,362       .07
Mentor Graphics Corp.  /1/                                       515,000           5,987       .05

Business & Public Services - 8.50%
America Online, Inc.  /1/                                      4,605,400         297,048      2.55
Columbia/HCA Healthcare Corp.                                  3,617,590         114,180       .98
Federal Express Corp.  /1/                                     1,560,000         103,642       .89
Manpower Inc.                                                  1,835,700          78,361       .67
CUC International Inc.  /1/                                    2,912,500          68,444       .59
Republic Industries, Inc.  /1/                                 1,550,000          38,072
Republic Industries, Inc. (1,2,3)                              1,200,000          29,475       .58
USA Waste Services, Inc.  /1/                                  1,450,000          60,900       .52
Electronic Data Systems Corp.                                  1,350,000          51,047       .44
Shared Medical Systems Corp.                                     747,000          36,603       .31
Corrections Corp. of America  /1/                                706,500          26,141       .22
Waste Management Inc. ( formerly WMX Technologies, Inc.)         657,759          21,048       .20
Paychex, Inc.                                                    579,900          19,862       .17
AccuStaff Inc.  /1/                                              587,000          15,592       .13
Ecolab Inc.                                                      250,000          11,266       .10
Pittston Brink's Group                                           300,000          10,650       .09
PacifiCare Health Systems, Inc., Class B  /1/                    100,000           6,838       .06

Health & Personal Care - 5.07%
United States Surgical Corp.                                   1,900,000          62,581       .54
Guidant Corp.                                                    700,000          61,469       .53
Gilead Sciences, Inc.  /1/                                     1,440,000          46,620       .40
Forest Laboratories, Inc.  /1/                                 1,000,000          41,062       .35
BioChem Pharma Inc. (Canada)  /1/                              1,500,000          38,906       .33
Medtronic, Inc.                                                  427,600          38,644       .33
AB Astra, Class A (American Depositary Receipts) (Sweden)      2,400,000          38,400       .33
MedImmune, Inc.  /1/                                           1,064,000          28,196       .24
Pfizer Inc                                                       500,000          27,688       .24
Agouron Pharmaceuticals, Inc.  /1/                               600,000          26,400       .23
Avon Products, Inc.                                              400,000          25,625       .22
Warner-Lambert Co.                                               200,000          25,413       .22
Dura Pharmaceuticals, Inc.  /1/                                  700,000          24,937       .21
Guilford Pharmaceuticals, Inc.  /1/                              900,000          24,187       .21
NeXstar Pharmaceuticals, Inc. /1,2/                            1,000,000          15,188
NeXstar Pharmaceuticals, Inc.  /1/                               200,000           3,038       .16
Gillette Co.                                                     177,400          14,691       .13
Alza Corp.  /1/                                                  500,000          14,500       .12
Gensia Sicor Inc. (formerly Gensia Pharmaceuticals, Inc.)  /1/ 1,332,202           6,994
Gensia Sicor Inc.
 (Units consisting of 1 share and 1 warrant ) /1,2,3/          1,125,000           5,906       .11
Omnicare, Inc.                                                   360,000          10,418       .09
Pharmacia & Upjohn, Inc.                                         290,000           9,878       .08

Leisure & Tourism - 4.49%
Walt Disney Co.                                                3,100,000         238,119      2.04
MGM Grand, Inc.  /1/                                           2,600,000         104,325       .90
King World Productions, Inc.  /1/                              1,450,000          57,637       .49
HFS Inc.  /1/                                                    955,000          53,182       .46
Carnival Corp., Class A                                          900,000          39,431       .34
Harrah's Entertainment, Inc.  /1/                                900,000          20,194       .17
Marriott International, Inc.                                     150,000           9,984       .09

Financial Services - 4.43%
Federal National Mortgage Assn.                                8,100,000         356,400      3.06
Capital One Financial Corp.                                    1,850,000          71,225       .61
SLM Holding Corp.                                                450,000          60,975       .52
Federal Home Loan Mortgage Corp.                                 850,400          27,691       .24

Energy Equipment - 4.08%
Diamond Offshore Drilling, Inc.                                1,980,000         108,157       .93
Schlumberger Ltd. (Netherlands Antilles)                       1,350,000         102,853       .88
Transocean Offshore Inc.                                         935,967          88,975       .78
Cooper Cameron Corp.  /1/                                      1,100,000          71,362       .61
Reading & Bates Corp.  /1/                                     1,500,000          54,469       .47
Dresser Industries, Inc.                                         562,000          23,464       .20
McDermott International, Inc.                                    450,000          14,513       .12
BJ Services Co.  /1/                                             150,000          10,838       .09

Beverages & Tobacco - 2.79%
Philip Morris Companies Inc.                                   7,125,000         310,828      2.67
PepsiCo, Inc.                                                    400,000          14,400       .12

Merchandising - 2.03%
Limited Inc.                                                   3,400,000          77,350       .66
Cardinal Health, Inc., Class A                                   625,000          41,406       .36
Circuit City Stores, Inc. - Circuit City Group                   900,000          32,063       .28
Payless ShoeSource, Inc.  /1/                                    500,000          32,063       .28
Boise Cascade Office Products Corp.  /1/                       1,015,000          21,378       .18
Intimate Brands, Inc., Class A                                   800,000          17,600       .15
Sports Authority, Inc.  /1/                                      725,000          13,503       .12

Telecommunications - 1.90%
AirTouch Communications  /1/                                   2,401,700          81,207       .70
LCI International, Inc.  /1/                                   2,250,000          54,000       .46
Telefonos de Mexico, SA de CV, Class L
 (American Depositary Receipts) (Mexico)                         900,000          41,288       .35
MCI Communications Corp.                                       1,000,000          28,500       .24
Vodafone Group PLC (American Depositary Receipts)
 (United Kingdom)                                                320,000          16,300       .15

Transportation: Airlines - 1.84%
AMR Corp.  /1/                                                   860,000          86,645       .74
Southwest Airlines Co.                                         2,956,450          82,781       .72
Delta Air Lines, Inc.                                            515,000          44,547       .38

Insurance - 1.62%
EXEL Ltd. (Incorporated in Bermuda)                            2,680,000         147,065      1.26
Aetna Inc.                                                       300,000          28,631       .25
Everest Reinsurance Holdings, Inc.                               350,000          12,666       .11

Recreation & Consumer Products - 1.38%
Mattel, Inc.                                                   4,296,875         143,677      1.23
Electronic Arts  /1/                                             381,700          11,761       .10
Acclaim Entertainment, Inc.  /1/                               1,325,000           5,300       .05

Miscellaneous Materials & Commodities - 1.36%
Pioneer Hi-Bred International, Inc.                            1,650,000         141,384      1.21
Potash Corp. of Saskatchewan Inc. (Canada)                       225,000          16,636       .15

Banking - 1.29%
Citicorp                                                         800,000         102,100       .88
PNC Bank Corp.                                                   600,000          25,950       .22
BankAmerica Corp.                                                344,000          22,640       .19

Machinery & Engineering - 0.75%
Thermo Electron Corp.  /1/                                     2,175,000          87,544       .75

Energy Sources - 0.71%
Talisman Energy Inc. (Canada)  /1/                             1,200,000          39,294       .34
Enterprise Oil  PLC (United Kingdom)                           2,500,000          27,908       .24
Woodside Petroleum Ltd. (Australia)                            2,000,000          15,966       .13

Electrical & Electronic Instruments - 0.68%
Telefonaktiebolaget LM Ericsson, Class B
 (American Depositary Receipts) (Sweden)                       1,150,000          47,941       .41
Nokia Corp., Class A (American Depositary Receipts) (Finland)    400,000          31,000       .27

Transportation: Rail & Road - 0.66%
Wisconsin Central Transportation Corp.  /1/                    2,490,900          77,218       .66

Textiles & Apparel - 0.48%
Nine West Group Inc.  /1/                                      1,325,000          55,981       .48

Utilities: Electric & Gas - 0.46%
K N Energy, Inc.                                               1,300,000          53,950       .46

Aerospace & Military - 0.45%
Gulfstream Aerospace Corp.  /1/                                1,750,000          51,844       .45

Chemicals - 0.44%
A. Schulman, Inc.                                              1,522,500          33,305       .28
Air Products and Chemicals, Inc.                                 225,000          18,351       .16

Multi-Industry - 0.17%
U.S. Industries, Inc.                                            475,000          18,050       .17

Industrial Components - 0.11%
Danaher Corp.                                                    250,000          13,391       .11

Transportation: Shipping - 0.04%
Overseas Shipholding Group, Inc.                                 200,000           4,912       .04


Other equity securities in initial period of                                     300,142      2.56
 acquisition                                                             --------------------------

TOTAL EQUITY SECURITIES (cost: $5,945,138,000)                                  9,952,521    85.46
                                                                         --------------- ----------

                                                               Principal
                                                                  Amount
SHORT-TERM SECURITIES                                              (000)
-------------------------------------                           --------
Corporate Short-Term Notes - 10.99%
Warner-Lambert Co. 5.46%-5.48% due 9/17-12/16/97  /2/             83,700          82,997       .72
Monsanto Co. 5.48%-5.50% due 10/7-11/21/97                        53,200          52,684
Monsanto Co. 5.51% due 11/4/97  /2/                               30,000          29,692       .71
Gannett Co., Inc. 5.47%-5.49% due 10/16-10/21/97  /2/             79,700          79,117       .68
Campbell Soup Co. 5.47%-5.50% due 11/6-11/25/97                   50,000          49,410
Campbell Soup Co. 5.47% due 9/16/97  /2/                          25,000          24,939       .63
J. C. Penney Funding Corp. 5.50%-5.58% due 9/4-11/5/97  /2/       67,100          66,710       .57
International Lease Finance Corp. 5.50%-5.55% due 9/18-11/12/9    65,100          64,596       .56
E.I. du Pont De Nemours and Co. 5.45%-5.51% due 9/3-11/7/97       62,800          62,425       .54
Procter & Gamble Co. 5.47%-5.52% due 9/10-11/3/97                 61,900          61,464       .53
Ford Motor Credit Co. 5.49%-5.53% due 9/2-10/8/97                 60,300          60,100       .51
PepsiCo, Inc. 5.46%-5.49% due 9/17-10/2/97                        59,950          59,771       .51
Xerox Corp. 5.45%-5.49% due 9/12-10/22/97                         58,700          58,367       .50
Coca-Cola Co. 5.47% due 10/3/97  /2/                              31,000          30,843
Coca-Cola Co. 5.50% due 9/8/97                                    20,000          19,976       .44
IBM Credit Corp. 5.48%-5.49% due 10/6-10/23/97                    45,000          44,690       .38
American Express Credit Corp. 5.50%-5.52% due 9/12-10/29/97       43,000          42,695       .37
Lucent Technologies Inc. 5.48% due 9/29/97                        40,000          39,823       .34
Motorola, Inc. 5.46%-5.47% due 9/23-10/9/97                       38,100          37,885       .33
Walt Disney Co. 5.46%-5.52% due 9/8-10/8/97                       37,000          36,877       .32
Shell Oil Co. 5.45% due 9/29/97                                   35,000          34,845       .30
A. I. Credit Corp. 5.47%-5.53% due 9/15-10/10/97                  34,000          33,883       .29
Abbott Laboratories 5.48% due 10/6/97                             33,000          32,819       .28
Sara Lee Corp. 5.48%-5.50% due 9/25/97                            32,700          32,575       .28
Ciesco LP 5.50%-5.55% due 9/9-9/15/97                             30,500          30,448       .26
Emerson Electric Co. 5.47% due 9/22/97                            30,000          29,902       .26
United Parcel Service of America, Inc. 5.49% due 9/23/97          29,000          28,898       .25
AIG Funding, Inc. 5.50%-5.53% due 9/11-9/15/97                    28,800          28,745       .24
Atlantic Richfield Co. 5.53% due 10/2/97                          22,600          22,489       .19


                                                                         --------------------------
                                                                               1,279,665      10.99
                                                                         --------------------------

Federal Agency Short-Term Obligations - 3.35%
Federal National Mortgage Assn.  5.35%-5.485% due 9/8-11/24/97   192,500         190,683      1.64
Federal Home Loan Mortgage Corp.  5.40%-5.45% due 9/5-10/31/97   128,420         127,670      1.09
Federal Home Loan Banks  5.39%-5.42% due 10/31-11/21/97           73,000          72,176       .62

                                                                         --------------------------
                                                                                 390,529      3.35
                                                                         --------------------------

TOTAL SHORT-TERM SECURITIES (cost: $1,670,306,000)                             1,670,194     14.34
                                                                         --------------------------
TOTAL INVESTMENT SECURITIES (cost: $7,615,444,000)                            11,622,715     99.80
                                                                         --------------------------
Excess of cash and receivables over payables                                      23,638       .20
                                                                         --------------------------
NET ASSETS                                                                    11,646,353    100.00%
                                                                              ==========   =======

 /1/ Non-income-producing securities
 /2/ Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional investors.
 /3/ Valued under procedures approved
 by the Board of Directors.

See Notes to Financial Statements

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent
Auditors' Report.


-----------------------------
Equity securities
 appearing in the portfolio
 since February 28, 1997
-----------------------------

AccuStaff
Aetna
Agouron Pharmaceuticals
Ascend Communications
Avon Products
BJ Services
BioChem Pharma
Boise Cascade Office Products
CANAL+
Cooper Cameron
Corrections Corp. of America
Cox Communications
Danka Business Systems
Dura Pharmaceuticals
Guilford Pharmaceuticals
Gulfstream Aerospace
HFS
LCI International
Lexmark International Group
McDermott International
Medtronic
Microchip Technology
Netscape Communications
Paychex
Payless ShoeSource
PeopleSoft
Reading & Bates
Sun Microsystems
Talisman Energy
United States Surgical
Warner-Lambert
Woodside Petroleum

-------------------------------
Equity securities
 eliminated from the portfolio
 since February 28, 1997
-------------------------------

Adobe Systems
Applied Materials
ASM Lithography Holding
AT&T
Caterpillar
CNA Financial
Columbia Gas System
Commerce Bancshares
CompuServe
First Security
H.B. Fuller
General Instrument
Hasbro
Hewlett-Packard
Kimberly-Clark
KLA Instruments
Linear Technology
Lucent Technologies
NAC Re
Nellcor Puritan Bennett
NGC
Norsk Hydro
Oxford Health Plans
PanEnergy
TCI Satellite Entertainment
Teradyne
United HealthCare
Value Health
Wal-Mart Stores

The Growth Fund of America
Financial Statements
----------------------------------------------              --------------------------------
Statement of Assets and Liabilities                                             (dollars in
at August 31, 1997                                                               thousands)
----------------------------------------------              --------------------------------
Assets:
Investment securities at market
 (cost: $7,615,444)                                                             $11,622,715
Cash                                                                                    734
Receivables for-
 Sales of investments                                               $29,114
 Sales of fund's shares                                              12,769
 Dividends and accrued interest                                       2,597          44,480
                                                            --------------------------------
                                                                                 11,667,929
Liabilities:
Payables for-
 Purchases of investments                                             3,258
 Repurchases of fund's shares                                         8,352
 Management services                                                  3,554
 Accrued expenses                                                     6,412          21,576
                                                            --------------------------------
Net Assets at August 31, 1997-
 Equivalent to $20.14 per share on
 578,153,047 shares of $0.10 par value
 capital stock outstanding (authorized
 capital stock--800,000,000 shares)                                             $11,646,353
                                                                            ================

----------------------------------------------              --------------------------------

Statement of Operations                                                         (dollars in
for the year ended August 31, 1997                                               thousands)
----------------------------------------------              --------------------------------
Investment Income:
Income:
 Dividends                                                       $   61,028
 Interest                                                            85,075      $  146,103
                                                            ----------------
Expenses:
 Management services fee                                             36,531
 Distribution expenses                                               24,147
 Transfer agent fee                                                   8,588
 Reports to shareholders                                                714
 Registration statement and prospectus                                  821
 Postage, stationery and supplies                                     1,113
 Directors' fees                                                        126
 Auditing and legal fees                                                 48
 Custodian fee                                                          248
 Taxes other than federal income tax                                      5
 Other expenses                                                         137          72,478
                                                            --------------------------------
 Net investment income                                                               73,625
                                                                            ----------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                                 1,086,444
Net increase in unrealized appreciation
 on investments                                                                   2,094,086
                                                                            ----------------
 Net realized gain and unrealized appreciation
  on investments                                                                  3,180,530
                                                                            ----------------
Net Increase in Net Assets Resulting
 from Operations                                                                 $3,254,155
                                                                            ================




----------------------------------------------              --------------------------------
Statement of Changes in Net Assets                               Year ended       August 31
(dollars in thousands)                                                 1997            1996
----------------------------------------------              --------------------------------
Operations:
Net investment income                                           $    73,625      $   67,802
Net realized gain on investments                                  1,086,444         583,665
Net increase (decrease) in unrealized
 appreciation on investments                                      2,094,086        (602,963)
                                                            --------------------------------
 Net increase in net assets
  resulting from operations                                       3,254,155          48,504
                                                            --------------------------------

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                                (60,737)        (68,664)
Distributions from net realized gain on
 investments                                                       (474,852)       (537,427)
                                                            --------------------------------
 Total dividends and distributions                                 (535,589)       (606,091)
                                                            --------------------------------

Capital Share Transactions:
Proceeds from shares sold: 96,996,524
 and 176,126,588* shares, respectively                            2,011,945       2,814,262
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 30,970,137 and 38,568,448*
 shares, respectively                                               515,288         580,427
Cost of shares repurchased: 102,494,003
 and 116,291,020* shares, respectively                           (2,110,158)     (1,851,280)
                                                            --------------------------------

 Net increase in net assets resulting from
  capital share transactions                                        417,075       1,543,409
                                                            --------------------------------

Total Increase in Net Assets                                      3,135,641         985,822

Net Assets:
Beginning of year                                                 8,510,712       7,524,890
                                                            --------------------------------
End of year (including undistributed
 net investment income: $51,497
 and $38,609, respectively)                                     $11,646,353      $8,510,712
                                                            ================================

* Adjusted to reflect the 100% share dividend effective at the close of business on December 12, 1996.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. The Growth Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund invests in a wide range of companies that appear to offer superior opportunities for growth of capital. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

   Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

   Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day.

   Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

   Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by a committee appointed by the Board of Directors.

   As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

   As of August 31, 1997, net unrealized appreciation on investments for book and federal income tax purposes aggregated $4,007,271,000, of which $4,274,962,000 related to appreciated securities and $267,691,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended August 31, 1997. The cost of portfolio securities for book and federal income tax purposes was $7,615,444,000 at August 31, 1997.

3. The fee of $36,531,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $1 billion of average net assets; 0.40% of such assets in excess of $1 billion but not exceeding $2 billion; 0.37% of such assets in excess of $2 billion but not exceeding $3 billion; 0.35% of such assets in excess of $3 billion but not exceeding $5 billion; 0.335% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.325% of such assets in excess of $8 billion.

   Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31, 1997, distribution expenses under the Plan were $24,147,000. As of August 31, 1997, accrued and unpaid distribution expenses were $6,033,000.

   American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $8,588,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $4,855,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

   Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1997, aggregate amounts deferred and earnings thereon were $332,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of August 31, 1997, accumulated undistributed net realized gain on investments and currency transactions was $983,815,000 and additional paid-in capital was $6,545,962,000.

  The fund made purchases and sales of investment securities, excluding short-term securities, of $2,890,954,000 and $3,240,493,000, respectively, during the year ended August 31, 1997.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $248,000 includes $31,000 that was paid by these credits rather than in cash.

  Net realized currency gains on dividends were $21,000 for the year ended August 31, 1997.

5. Effective at the close of business on December 12, 1996, the Board of Directors declared a 100% share dividend, which, in effect, is a 2-for-1 share split, of 276,083,697 shares. Net assets were not affected by this share dividend.

Per-Share Data and Ratios A29/1/
                                                                Year  ended August      31

                                                                1997   1996   1995   1994     1993
                                                             ------- ------------------------------
Net Asset Value, Beginning of Year                            $15.39 $16.55 $13.81 $13.58   $11.02
                                                             ------- ------------------------------
 Income from Investment Operations:
  Net investment income                                          .13    .13    .13    .07      .07
  Net realized and unrealized gain (loss)
   on investments                                               5.59   (.01)  3.21    .71     2.63
                                                             ------- ------------------------------
   Total income from
 investment operations                                          5.72    .12   3.34    .78     2.70
                                                             ------- ------------------------------
 Less Distributions:
  Dividends from net investment income                          (.11)  (.14)  (.08)  (.06)    (.09)
  Distributions from net realized gains                         (.86) (1.14)  (.52)  (.49)    (.05)
                                                             ------- ------------------------------
   Total distributions                                          (.97) (1.28)  (.60)  (.55)    (.14)
                                                             ------- ------------------------------
Net Asset Value, End of Year                                  $20.14 $15.39 $16.55 $13.81   $13.58
                                                             ======= ==============================

Total Return /2/                                               38.54%   .90% 25.56%  5.98%   24.64%


Ratios/Supplemental Data:
  Net assets, end of year (in millions)                      $11,646 $8,511 $7,525 $5,427   $5,018
  Ratio of expenses to average net
 assets                                                          .72%   .74%   .75%  .78%     .77%
  Ratio of net income to average net
 assets                                                          .73%   .82%   .90%  .49%      .56%
  Average commissions paid per share /3/                       5.01c  5.62c  5.94c  6.05c    6.82c
  Portfolio turnover rate                                     34.10% 27.95% 26.90% 24.77%   25.23%



/1/ Adjusted to reflect the 100% share dividend effective at the close of business on December 12, 1996.

/2/ Calculated without
 deducting a sales charge.  The
 maximum sales charge is 5.75% of
 the fund's offering price.

/3/ Brokerage commissions paid on
 portfolio transactions increase
 the cost of securities purchased
 or reduce the proceeds of securities
 sold and are not separately reflected in the fund's statement of operations.
 Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded. Generally, non-U.S.
 commissions are lower than
 U.S. commissions when
 expressed as cents per
 share but higher when
 expressed as a percentage
 of transactions because of the lower
 per-share prices of many non-U.S. securities.

Independent Auditors' Report

To the Board of Directors and Shareholders of The Growth Fund of America, Inc.:

     We have audited the accompanying statement of assets and liabilities of The Growth Fund of America, Inc. (the "fund"), including the schedule of portfolio investments, as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The Growth Fund of America, Inc. as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Los Angeles, California
September 26, 1997

Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:
                              Dividends and Distributions per Share

To                  Payment Date       From Net        From Net        From Net
Shareholders                           Investment      Realized        Realized
of Record                              Income          Short-Term      Long-term
                                                       Gains           Gains

December 13,        December 16,        $.11            $.16           $.70
1996                1996


Corporate shareholders may deduct up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 15% of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1998 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR RESPECTIVE 1997 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.